Government Bonds, And Other Assets - Summary of Balance of Government Bonds (Detail) - Government Bonds - MXN ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024
Disclosure Of Notes Receivable Government Bonds And Other Non Current Assets [Line Items]
Government bonds	$ 32,278,935	$ 35,875,353
Less: current portion of Government Bonds, net of expected credit losses	32,278,935	14,740,032
Total long-term notes receivable	0	21,135,321
Expected credit losses	$ 2,869	$ 2,869